crexendo®
ride the cloud

Investor Presentation
September 2019
Symbol OTCQX: CXDO



It's Not Just A Phone,
It's Your Business!
crexendo
crexendo.com

Safe Harbor

This presentation includes forward-looking statements within the meaning of the federal securities laws. These statements relate to, among other things, our history, our business lines, business strategy, goals , plans and expectations concerning our business, our market position and the growth of our business, business lines and future business plans in which we compete and the benefits that our customers will realize from our services. We use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate or plans could change based upon circumstances and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward- looking statements depending on a variety of factors including risks to the business. These risk factors are explained in detail in the company's filings with the Securities and Exchange Commission including the Form 10-K for fiscal year ended December 31, 2018. In addition risk information is contained and supplemented under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form10-Q. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

This presentation contains certain information that has not been derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations of such information to the most directly comparable information derived in accordance with GAAP are contained in this presentation. This information should not be considered a substitute for any measures derived in accordance with GAAP.

Crexendo, The Best Kept Secret in UCaaS

- **A Fast Growing Technology Leader in the Cloud Communications and UCaaS (Unified Communications as a Service) space**
- **Tremendous Industry Experienced Company – Exec Mgmt. Team With Over 150 Years Combined Experience**
- **Designers of a world class, patented cloud based telecom system with in-house engineering staff that appeals to businesses with 5 to 5000 handsets**
- **Award Winning Platform – 2019 Unified Communications Product of the Year, 2019 Communications Solutions Product of the Year, 2018 Internet Telephony Product of the Year, 2017 Internet Telephony Excellence Award**


crexendo
crexendo.com

crexendo®

Communications Today
Any Device, Any Time, Any Form!

Cloud Communications



Contact Center



crexendo®
ride the cloud



Messaging



Collaboration

The Telecom Industry 2019


8x8
cisco
AVAYA
Mitel
Vonage
verizon
crexendo

It's A Land Grab!

crexendo®

The UCaaS Market Is HOT!


UC Spending Opportunity
2017 Growth
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-15%
-10%
-5%
0%
5%
10%
15%
20%
2016-2021 CAGR
Cloud-Based Telephony and Messaging
Group Video Product Support Services
Cloud-Based Conferencing
Group Videoconferencing Systems
Video Infrastructure Product Support Services
Conferencing Product Support Services
Premises-Based Telephony and Messaging
Telephony Product Support Services
Premises-Based Conferencing
Premises-Based Video Infrastructure
ID: 322160
© 2017 Gartner, Inc.

Source: Gartner (January 2018)

In 2017, Gartner reported that the rate organizations deploy Cloud Telephony will more than DOUBLE from 2017 to 2021

And Getting HOTTER!

- Gartner Reports that Small and mid-sized businesses will adopt cloud voice and conferencing faster than large enterprise customers, driven by capital budget constraints, compelling cloud solutions, and limited internal IT resources

- Research and Markets 2019 UCaaS Market Report shows the Global UCaaS market growing at a 25% CAGR between 2019 and 2024

- IDC's May, 2018 Worldwide UC and Collaboration Forecast Report has the Total Available Market at $54 Billion by 2022

The Crexendo Difference!

- Crexendo VoIP phones & platform designed, engineered and supported in-house (Higher Margins!)
- CLEC vetted & approved everywhere available in U.S.
- Hardware maintenance and software upgrades for the life of the Customer
- Most high end features included as standard offering (call center, collaboration, mobility, etc.)
- In-House, U.S. based service and support 24x7x365
- Custom Engineering available for custom designs and applications
- Can provide service to customers who wish to switch carriers, but retain their Polycom, Yealink or Cisco branded phones

Why Invest in Crexendo Now?

- 25% increase in telecom revenues in Q2 2019 over Q2 2018. 21% increase from 2017 to 2018
- Nearly 100% of customers on long term contracts
- Inflection Point – Net Income of $577,000 or $0.04 per share for the 6 months ended June 30, 2019
- Positive cash flow of $567K for 2018 and $659K for the 6 month period ended June 30, 2019
- High growth + Recurring revenue + Strong cash flow = Higher multiples!
- Stable cost structure + Experienced, cost conscious management team + Positive operating margin = Strong Future!

Improving Financial Profile

Ticker: CXDO	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2018	YTD Period Ended June 30, 2019
Market Capitalization	$19.7 million	$30.0 million	$36.0 million	$45.3 million
Outstanding Common Stock	13.7 million	14.3 million	14.4 million	14.4 million
Consolidated Revenue increases (over prior period)	17%	22%	17%	23%
Backlog	$15.9 million	$19.9 million	$23 million	$24.8 million
Net (Loss)/Income (In thousands)	$(2,792)	$(1,020)	$(223)	$577
GAAP (loss)/income per share	$(0.21)	$(0.07)	$(0.02)	$0.04
Non-GAAP net (loss)/income per share	$(0.12)	$(0.01)	$0.02	$0.05

crexendo®

Telecommunications Segment Revenue

Consistent Revenue Growth



2016
2017
2018
YTD Q2 2019
$12,500,000
$10,500,000
$8,500,000
$6,500,000
$4,500,000
$2,500,000
$500,000
NRR
MRR

Telecommunications Segment Backlog

Consistent Growth in Backlog



Q2 16
Q2 17
Q2 18
Q2 19
$25,500,000
$20,500,000
$15,500,000
$10,500,000
$5,500,000
$500,000

Telecommunications Segment Backlog

Expected Backlog Revenue Recognition



Remaining 2019
2020
2021
2022
2023
2024
$8,500,000
$7,500,000
$6,500,000
$5,500,000
$4,500,000
$3,500,000
$2,500,000
$1,500,000
$500,000
Product Revenue
Service Revenue

crexendo®

Net Income (Loss) & Non-GAAP Income (Loss)

Consistent Bottom Line Improvement



2016
2017
2018
YTD Q2 2019
$1,000,000
$500,000
$-
$(500,000)
$(1,000,000)
$(1,500,000)
$(2,000,000)
$(2,500,000)
$(3,000,000)
Net Income $577,000
Non-GAAP $790,000
GAAP
Non-GAAP

Sales Sources

Partner Channel Driving Sales Growth

2016


59%
Partner Channel
Direct Sales

2017


68%
Partner Channel
Direct Sales

2018


66%
Partner Channel
Direct Sales

Crexendo's Growth Strategy

Partner Sales

- Currently more than 240 Partners with growth plans to add 5-10% per Quarter
- Focused on Reseller Partners in 4 Key areas:
  - Traditional Telecom VAR's
  - Data and B2B VAR's
  - Managed Service Providers (MSPs)
  - Master Agents
- Tenured staff with a wealth of experience in Channel Partnerships

Direct Sales

- Sell directly to larger sized customers and National Accounts
- Tenured and experienced Direct Sales Team with additional hires planned

Acquisitions

- Always looking for accretive acquisition targets

Experienced Leadership Team



Steve Mihaylo
CEO
INTER-TEL



Doug Gaylor
President & COO
INTER-TEL Mitel



Ron Vincent
CFO
ERNST & YOUNG



Nishith Chudasama
VP ENG
INTER-TEL NORTEL



Darren Johnson
VP Sales
Action INFINCOM



Brian Spitler
VP OPS
ICE NEXTEL

crexendo®

Ride The Cloud With Crexendo

- Great technology that we own and design
- Great software what we develop with and for our Customers
- Great team that has had great success in the industry
- Great industry that has tremendous future growth
- Great recurring revenue model
- Great cost management strategy
- Great Future!

crexendo®
ride the cloud

Questions & Answers


It's Not Just A Phone,
It's Your Business!
crexendo
crexendo.com

Appendix

Appendix – Crexendo Cloud Telecom Features

Crexendo Cloud VoIP Features Highlights

- Business-Class Voicemail with E-Mail Delivery
- Extensive Auto Attendant Options
- Free Unlimited Local & Domestic Long Distance Calling
- ACD Hunt Groups with Advanced Routing and Reporting
- Conference Bridge - 20 party audio bridge/pin number
- Customized Music/Message on Hold with Multiple Options
- DID service and Programmable Caller ID
- Keep Existing Business Numbers
- Call Park, Call Retrieve
- Record A Call, Auto Call Record
- Unified Communications
- Cloud Fax Electronic E-Mail
- Disaster Recovery/ Business Continuity
- Crexendo Mobile App for Cell Users

User Features

- Extension Dialing
- Follow Me/Find Me
- Intercom, Hands-free Answer

User Features - Continued

- Call forward/Call transfer/Call waiting
- Paging – Internal and External
- Consultative Transfer
- Blind Transfer
- Local 3-way conference
- Web Portal/User Mgmt.
- HD Speakerphone
- System Admin Portal
- Simultaneous Ring Groups
- ACD Call Center Apps
    - Monitor
    - Barge
    - Whisper
    - Auto Call Record
    - Skills Based Routing
    - Enhanced Reporting
- Enhanced 9-1-1 (E911)
- Callers log, Blacklist
- Do Not Disturb (DND)
- Toll-Free Numbers
- Virtual Numbers
- Many, Many More

Appendix - Reconciliation of GAAP to Non-GAAP
Second Quarter - 2019

Reconciliation of U.S. GAAP Net Income/(Loss) to Non-GAAP Net Income
(Unaudited)

	Three Months Ended June 30, 2019	Three Months Ended June 30, 2018	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018
	(In thousands)		(In thousands)	
U.S. GAAP net income/(loss)	$ 338	$ 47	$ 577	$ (16)
Share-based compensation	95	113	186	175
Amortization of intangible assets	14	18	27	36
Non-GAAP net income	$ 447	$ 178	$ 790	$ 195
Non-GAAP earnings per common share:				
Basic	$ 0.03	$ 0.01	$ 0.05	$ 0.01
Diluted	$ 0.03	$ 0.01	$ 0.05	$ 0.01
Weighted-average common shares outstanding:				
Basic	14,462,722	14,299,638	14,428,694	14,293,658
Diluted	15,508,570	15,147,255	15,339,404	15,181,564

Reconciliation of U.S. GAAP Net Income/(Loss) to EBITDA to Adjusted EBITDA
(Unaudited)

	Three Months Ended June 30, 2019	Three Months Ended June 30, 2018	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018
	(In thousands)		(In thousands)	
U.S. GAAP net income/(loss)	$ 338	$ 47	$ 577	$ (16)
Depreciation and amortization	22	21	44	40
Interest expense	3	2	8	3
Interest and other income	(5)	(2)	(11)	(7)
Income tax provision	4	3	7	7
EBITDA	362	71	625	27
Share-based compensation	95	113	186	175
Adjusted EBITDA	$ 457	$ 184	$ 811	$ 202

crexendo®

APPENDIX - CREXENDO, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets

(Unaudited in thousands, except par value and share data)

	June 30, 2019		December 31, 2018	
Assets				
Current assets:				
Cash and cash equivalents	$	2,508	$	1,849
Restricted cash		100		100
Trade receivables, net of allowance for doubtful accounts of $24 as of June 30, 2019 and $14 as of December 31, 2018		517		419
Contract assets		18		12
Inventories		286		270
Equipment financing receivables		99		67
Contract costs		380		371
Prepaid expenses		321		244
Income tax receivable		7		1
Total current assets		4,236		3,333
Long-term trade receivables, net of allowance for doubtful accounts of $0 as of June 30, 2019 and December 31, 2018		7		10
Long-term equipment financing receivables, net		358		184
Property and equipment, net		149		124
Operating lease right-of-use assets		974		-
Intangible assets, net		140		167
Goodwill		272		272
Contract costs, net of current portion		379		342
Other long-term assets		103		117
Total Assets	$	6,618	$	4,549
Liabilities and Stockholders' Equity				
Current liabilities:				
Accounts payable	$	80	$	155
Accrued expenses		1,216		1,131
Finance leases		26		28
Notes payable		7		56
Operating lease liabilities		242		-
Income taxes payable		-		-
Contract liabilities		737		641
Total current liabilities		2,308		2,011
Contract liabilities, net of current portion		442		422
Finance leases, net of current portion		101		116
Operating lease liabilities, net of current portion		732		-
Total liabilities		3,583		2,549
Stockholders' equity:				
Preferred stock, par value $0.001 per share - authorized 5,000,000 shares; none issued		—		—
Common stock, par value $0.001 per share - authorized 25,000,000 shares, 14,581,484 shares issued and outstanding as of June 30, 2019 and 14,394,113 shares issued and outstanding as of December 31, 2018		15		14
Additional paid-in capital		61,610		61,153
Accumulated deficit		(58,590)		(59,167)
Total stockholders' equity		3,035		2,000
Total Liabilities and Stockholders' Equity	$	6,618	$	4,549

crexendo®

crexendo®
ride the cloud

Thank You!

Symbol OTCQX: CXDO


It's Not Just A Phone,
It's Your Business!
crexendo
crexendo.com